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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 21, 1997
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                    HEALTHDYNE INFORMATION ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)


    Georgia                         0-270576                     58-2112366
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


         1850 Parkway Place, Suite 1100, Marietta, Georgia             30067
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        (770) 423-8450
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          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events.

     On October 21, 1997, H. Darrell Young resigned his positions as President, Chief Executive Officer and director of Healthdyne Information Enterprises, Inc. (the "Company"). At a meeting held on October 21, 1997, the Board increased the number of directors of the Company by one and elected Robert I. Murrie and Joseph G. Bleser to fill the vacancies on the Board. In addition, the Board appointed Robert I. Murrie as President and Chief Executive Officer and Joseph
G. Bleser as Executive Vice President and Chief Financial Officer. Mr. Bleser also serves as the Company's Secretary and Treasurer.

     At a meeting held on October 27, 1997, the Board of Directors appointed each of James Morrison, George T. Schwend, Carolyn R. Jolley and James L. Oakes, Jr. as a Vice President of the Company and Cheryl N. Blanco as the Controller, Chief Accounting Officer and Assistant Secretary.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HEALTHDYNE INFORMATION ENTERPRISES, INC.
                          Registrant

                          By: /s/      Joseph G. Bleser
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                             Name:    Joseph G. Bleser
                             Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary


Dated: October 31, 1997

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